UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2023

ConocoPhillips

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP – 718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On August 8, 2023, ConocoPhillips Company (“CPCo”), a Delaware corporation and wholly owned subsidiary of ConocoPhillips, a Delaware corporation (“ConocoPhillips”), entered into a Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated August 8, 2023 (the “Terms Agreement”), among CPCo, ConocoPhillips and the several Underwriters named in Schedule A to the Terms Agreement, relating to the underwritten public offering by CPCo of $1,000,000,000 aggregate principal amount of its 5.050% Notes due 2033 (the “2033 Notes”), $1,000,000,000 aggregate principal amount of its 5.550% Notes due 2054 (the “2054 Notes”) and $700,000,000 aggregate principal amount of its 5.700% Notes due 2063 (the “2063 Notes” and, together with the 2033 Notes and the 2054 Notes, the “Notes”), in each case fully and unconditionally guaranteed by ConocoPhillips, to be issued pursuant to the Indenture, dated as of December 7, 2012 (the “Indenture”), among CPCo, as issuer, ConocoPhillips, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee. The terms of the Notes are further described in the prospectus supplement of ConocoPhillips and CPCo dated August 8, 2023, together with the related prospectus dated August 3, 2023, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on August 9, 2023, which description is incorporated herein by reference. The Notes were issued on August 17, 2023.

A copy of the Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), the Indenture and the form of the terms of Notes have been filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated August 8, 2023, among ConocoPhillips Company, ConocoPhillips and the several Underwriters named in Schedule A to the Terms Agreement.
4.1	Indenture, dated as of December 7, 2012, among ConocoPhillips Company, as issuer, ConocoPhillips, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee, in respect of senior debt securities of ConocoPhillips Company (incorporated by reference to Exhibit 4.1 of ConocoPhillips’ Current Report on Form 8-K filed with the SEC on December 7, 2012).
4.2	Form of the terms of the 2033 Notes, the 2054 Notes and the 2063 Notes, including the form of the 2033 Note, the 2054 Note and the 2063 Note.
5.1	Opinion of King & Spalding LLP
23.1	Consent of King & Spalding LLP (included in Exhibit 5.1 hereto)
104	Cover Page Interactive Data File (formatted as Inline XBRL and filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

Date: August 17, 2023	By:	/s/ Kontessa S. Haynes-Welsh
	Name:	Kontessa S. Haynes-Welsh
	Title:	Vice President and Treasurer